Kaizen Hedged Premium Spreads Fund Class A: KZSAX Class C: KZSCX Class I: KZSIX
Summary Prospectus	May 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.kaizenfunds.com/private-investors/key-message-for-private-investors/. You may also obtain this information at no cost by calling 1-844-524-9366 or by sending an e-mail request to info@kaizenfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2017 as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Kaizen Hedged Premium Spreads Fund (the “Fund”) is to seek risk-adjusted returns which are uncorrelated to the broader markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Your Account With The Funds - Class A Shares” on page 49 of the Statutory Prospectus and in “Appendix B – Waivers and Discounts Available from Intermediaries.”

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%	1.10%	1.10%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses[2]	0.50%	0.50%	0.50%
Total annual fund operating expenses	1.85%	2.60%	1.60%
Fees waived and/or expenses reimbursed[3]	(0.10)%	(0.10)%	(0.10)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]	1.75%	2.50%	1.50%

1	Class C Shares of the Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.

2	The expense information in the table has been restated to reflect the current contractual management fees and expense limitation, both effective April 1, 2016.

3

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of Class A, Class C and Class I Shares respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$718	$1,091	$1,487	$2,592
Class C Shares	$356	$799	$1,371	$2,927
Class I Shares	$153	$495	$861	$1,892

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$253	$799	$1,371	$2,927

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies

Under normal circumstances, the Fund pursues its investment objective primarily by simultaneously purchasing and writing (selling) put or call options on major equity indexes (e.g., the S&P 500® Index and the NASDAQ 100 Index (NDX)). A put is an option contract giving the owner the right (but not the obligation) to sell a specified amount of an underlying asset at a set price within a specified time. A call is an option contract giving the owner the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time. This strategy is referred to as a “credit spread” or “vertical credit spread.” More specifically, a credit spread entails the simultaneous purchase and sale of options of the same type (puts or calls) with respect to the same index and with the same expiration date, but at different exercise (“strike”) prices. The Fund’s returns are driven by the premiums received by the Fund when writing options (puts or calls) from purchasers seeking protection below a certain level of asset decline (through a put) or seeking participation in the asset price increase above a certain level (through a call).

The Fund’s advisor will enter into credit spreads for the Fund based upon the advisor’s determination of the volatility environment of the stock market. The advisor determines the volatility environment through a proprietary process that analyzes daily market prices for various exchange-traded volatility instruments such as VIX® futures. Based on this analysis, volatility environments are classified as normal, elevated, or stressed.

●

Normal volatility environment – generally when prices of near-term (1-2 months) exchange-traded volatility instruments are lower than the prices of medium-term (3-6 months) exchange-traded volatility instruments.

●	Elevated volatility environment – generally when prices of near-term exchange-traded volatility instruments are the same as or similar to prices of medium-term exchange-traded volatility instruments.

●	Stressed volatility environment – generally when prices of near-term exchange-traded volatility instruments are higher than the prices of medium-term exchange-traded volatility instruments.

Once the volatility environment is determined, the Fund’s advisor will invest in credit spreads that it believes are appropriate for the state of the volatility environment. The Fund’s investment exposure to and number of credit spreads will vary based on the state of the volatility environment. During a normal volatility environment, the Fund’s portfolio will generally have the highest investment exposure to and enter into the largest number of credit spreads. During times of elevated volatility, the Fund will reduce its investment exposure to and number of credit spreads in order to reduce the Fund’s volatility and risk of decline.

After investment positions are established, the advisor employs an investment process that continuously analyzes prices for exchange-traded volatility instruments. The volatility environment of the stock market is determined on a daily basis. The Fund’s advisor seeks to identify changes in the volatility environment that would signal a more cautious investment stance, or a more aggressive investment stance, dependent upon the direction of change. The Fund’s advisor will respond to changing levels of volatility if the change is great enough to produce a new volatility environment signal. In particular, open credit spreads may be closed when the volatility environment changes and strike prices and sizes for new credit spreads will be adjusted to reflect the change in volatility environment.

The Fund typically writes index put options and call options with weekly and monthly expirations. The Fund will generally have up to 15 credit spreads at any given time, with up to 25% exposure to a single equity index credit spread (measured at the time of purchase). The equity indexes with respect to which the Fund will purchase and write options are generally based on a mixture of underlying securities.

The Fund may also seek to enhance returns by investing in the following types of securities: exchange-traded funds (“ETFs”), including inverse ETFs, and exchange-traded notes (“ETNs”), that track the CBOE Volatility Index® (the “VIX®”); options on such ETFs and ETNs; and/or options on the VIX®. Using a continuous quantitative process, the advisor monitors trends in the VIX® to determine if it is rising or falling and selects investments accordingly. Based on this process, when the advisor determines the VIX® is rising the Fund may invest in VIX ETFs and ETNs and/or related options; and when the advisor determines the VIX® is falling the Fund may invest in inverse VIX® ETFs and ETNs and/or related options.

In addition to the credit spread strategy, the Fund also intends to use a hedging strategy to seek to mitigate losses relating to sustained equity market declines. A declining market generally negatively affects the Fund’s credit put spreads. To seek to hedge against this, the Fund intends to purchase and sell call and put options or futures on the VIX®. The VIX® is based on real-time prices of options on the S&P 500 Index and is designed to reflect investors’ consensus view of future expected stock market volatility. It is compiled, maintained and owned by the Chicago Board Options Exchange, Incorporated (“CBOE”). The value of such a VIX® hedge typically increases during sustained equity market declines, and the Fund’s strategy seeks to mitigate a portion of the losses on the Fund’s credit put spreads during such declines. The extent of the Fund’s VIX® hedges varies depending on the Fund’s investment exposure to credit spreads and the expense of VIX® hedges.

All futures and options positions held by the Fund are exchange-traded and collateralized with cash, cash equivalents (for example, Treasury Bills and money market fund shares), other listed options or debt rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”). The Fund segregates cash or other liquid assets (for example, Treasury Bills and money market fund shares) in an amount equal to the Fund’s obligations under each put option sold by the Fund so that each option sold is secured, or “covered.” The Fund will limit the use of leverage by ensuring that the aggregate value of the underlying indexes (as measured by the strike price of the options) of the put options sold will not exceed the Fund’s total net assets.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer issuers at any one time than a diversified fund.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which are significant and may result in substantial and in some circumstances potentially unlimited losses to investors. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

The results of the Fund’s investment strategy typically have a low correlation to results of the stock market. However, a significant move in the broad equity markets in a short time period may result in an increased correlation of the results of the strategy to the results of the stock market.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options and futures. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase Fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options (also referred to as a short position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Futures Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

High Volatility Market Risk. Sudden and sharp moves in the market that cause general market volatility to suddenly increase can adversely impact the Advisor’s trading strategy. These movements are sometimes caused by unforeseen events within or outside of the market that can cause the market to decline, and could cause a loss for the Fund that could be significant. Such an event could also cause the market pricing for the Fund’s options and futures to be inefficient while the market engages in price discovery during the period of uncertainty that accompanies the event.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy obligations.

Asset Segregation Risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Hedging Transactions Risk. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between the term of hedging instruments and the term of the credit spread positions being hedged, and between price movements of hedging transactions and price movements in the position being hedged, means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction. Whether the Fund hedges successfully will depend on the Advisor’s ability to predict pertinent market movements and the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. There can be no assurance that any hedging transactions the Fund engages in will be successful. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs. As a result of hedging costs and other factors, the Fund will not, in general, attempt to hedge all market or other risks inherent in its positions, and may hedge certain risks, if at all, only partially. Accordingly, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Fund had been sufficiently hedged with respect to such position.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

ETF risk. ETFs are subject to many of the same risks associated with individual securities, including market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Inverse ETF risk. Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of seeking to profit from a decline in the value of an underlying benchmark index. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Unlike traditional funds, shareholders of inverse ETFs lose money when the underlying benchmark index rises. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed. In addition, due to volatility and the effects of compounding, inverse ETFs can lose money even if the level of the benchmark index falls.

ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.

Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that some of the Fund’s income will not constitute “qualifying income.” If income derived by the Fund from its investments in commodities does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. Risks inherent in the use of options and futures contracts include: imperfect correlation between the price of the options and futures contracts and movements in the prices of the underlying securities being hedged; the fact that skills needed to use this strategy are different from those needed to select portfolio securities; and the possible absence of a liquid secondary market for any particular instrument at any time. The Advisor’s proprietary process for analyzing daily market prices for VIX® futures and options as well as the Advisor’s determination of the current and expected volatility environment are designed to help lower these risks. The value of your investment depends on the alternative techniques and analyses that may be employed by the Advisor, which may not produce the desired results, and on the judgment on the Advisor, which may prove to be incorrect. The Fund may lose money if the Advisor’s investment management strategies do not achieve the Fund’s investment objective or if the Advisor does not implement the Fund’s investment strategies successfully. These risks may be heightened with respect to the Fund, as compared to funds employing more traditional investment strategies and techniques.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.kaizenfunds.com, or by calling the Fund at 1-844-524-9366. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Class A shares and Class C shares are not operational as of the date of this Prospectus and, therefore, do not have any performance information.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

The year-to-date return for the Class I Shares as of March 31, 2017 was 1.53%.

Class I Shares
Highest Calendar Quarter Return at NAV	4.23%	Quarter Ended 06/30/2016
Lowest Calendar Quarter Return at NAV	(3.68)%	Quarter Ended 03/31/2016

Average Annual Total Returns for Periods ended December 31, 2016	One Year	Since Inception	Inception Date
Class I Shares — Return Before Taxes	3.16%	(15.84)%	August 3, 2015
Class I Shares — Return After Taxes on Distributions*	3.16%	(15.84)%	August 3, 2015
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares*	1.79%	(11.97)%	August 3, 2015
S&P 500 Index (does not reflect deduction for fees, expenses or taxes)	11.96%	7.08%	August 3, 2015

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for other classes will vary from returns shown for Class I Shares.

Investment Advisor

Kaizen Advisory, LLC (“Kaizen” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

The Fund’s portfolio management team is comprised of Michael Thompson, Chief Investment Officer of Kaizen, and D. Matthew Thompson, Director of Research and Trading of Kaizen. Michael Thompson and Matthew Thompson have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since January 1, 2016.

Purchase and Sale of Fund Shares

Currently, Class A Shares and Class C Shares are not available for purchase. To purchase shares of the Fund you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$10,000	$1,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.